MUNIYIELD
QUALITY
FUND II, INC.









FUND LOGO









Semi-Annual Report

April 30, 1997




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield Quality Fund II, Inc.



TO OUR SHAREHOLDERS


For the six-month period ended April 30, 1997, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.456 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 6.26%, based on a month-end per share net asset value of $14.67. Over the same period, the total investment return on the Fund's Common Stock was +2.35%, based on a change in per share net asset value from $14.86 to $14.67, and assuming reinvestment of $0.459 per share income dividends and $0.035 per share capital gains distributions.

The average yields of the Fund's Auction Market Preferred Stock for the six-month period ended April 30, 1997 were as follows: Series A, 3.84%; Series B, 3.83%; and Series C, 3.63%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three-month period ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months we maintained a neutral-to-slightly constructive investment strategy that concentrated on providing an attractive level of tax-exempt income while seeking to preserve the Fund's net asset value. The everchanging perception on the state of the economy, and the need for further monetary policy tightening by the FRB caused large swings in interest rates over this time period.

We have strived to take advantage of market fluctuations to seek to enhance the Fund's total return. We purchased interest rate-sensitive bonds in the middle of January when tax-exempt interest rates increased to attractive levels. However, we subsequently sold these issues after the bond market rally in early February. Looking forward, we expect the FRB to continue raising short-term interest rates, which is expected to place negative pressure on long-term tax-exempt interest rates. We anticipate maintaining a neutral portfolio strategy until there are signs that the economy is slowing to below trend growth, thereby reducing the threat of rising inflation.

The yield on the Fund's Auction Market Preferred Stock has been trading within a narrow range between 3.50%--3.75%. Over the past few weeks, the interest rate on the Preferred Stock has been greater than 4% in response to pressures from seasonal corporate and individual tax payments. This interest rate has started to decline, but is expected to return to normal levels shortly. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



June 4, 1997





THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
<CAPION>
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                      Issue                                            (Note 1a)
Alabama--1.6%   NR*      Aaa    $  7,390  Alabama HFA, S/F Mortgage Revenue Bonds (Home Mortgage
                                          Bond Program), Series B-1, 6.65% due 10/01/2025                       $  7,780

Alaska--0.6%    A-       A2        2,580  Alaska Industrial Development and Export Authority, Revolving
                                          Fund, AMT, Series A, 6.375% due 4/01/2008                                2,745

California--    AAA      Aaa      10,000  Anaheim, California, Public Financing Authority, Lease Revenue
3.5%                                      Bonds (Public Improvements Project), Sub-Series C, 6.15% due
                                          9/01/2026 (i)**                                                          1,744
                NR*      Baa2      1,340  California Educational Facilities Authority Revenue Bonds
                                          (Pooled College and University Projects), Series B, 6.125%
                                          due 4/01/2013                                                            1,341
                AAA      Aaa       7,500  San Diego, California, IDR, RITR, 7.435% due 9/01/2018 (e)               7,828
                AAA      Aaa       4,900  University of California, RITR, Series 13, 8.42% due
                                          9/01/2019 (c)(e)                                                         5,286

Colorado--      NR*      Aaa       1,350  Colorado Health Facilities Authority, Hospital Revenue Bonds
1.0%                                      (P/SL Healthcare System Project), Series A, 6.875%
                                          due 2/15/2003 (f)                                                        1,500
                                          Denver, Colorado, City and County Airport Revenue Bonds,
                                          Series A (f):
                AAA      Baa       2,150     7.25% due 11/15/2002                                                  2,430
                AAA      NR*         850     7.25% due 11/15/2002                                                    961

Connecticut--                             Connecticut State Learning Regional Educational Service
0.7%                                      Center Revenue Bonds (Office/Education Center Facilities):
                NR*      NR*       1,720     7.50% due 2/01/2005                                                   1,838
                NR*      NR*       1,100     7.75% due 2/01/2015                                                   1,210

District of     A+       A3        4,460  District of Columbia Revenue Bonds (Howard University),
Columbia--                                Series A, 7.25% due 10/01/2020                                           4,793
1.0%

Florida--       AAA      Aaa      24,830  Dade County, Florida, Water and Sewer Systems Revenue Bonds,
7.0%                                      5.25% due 10/01/2021 (h)                                                23,303
                AAA      Aaa       3,000  Florida Ports Financing Commission Revenue Bonds (State
                                          Transportation Trust Fund), AMT, 5.375% due 6/01/2027 (c)                2,795
                AAA      Aaa       5,140  Jacksonville, Florida, Sales Tax Revenue Bonds (River City
                                          Renaissance Project), 5.125% due 10/01/2018 (h)                          4,783
                NR*      Baa       2,285  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                          Education and Research Foundation Project), Series A, 7%
                                          due 9/01/2024                                                            2,477



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
<CAPION>
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                      Issue                                            (Note 1a)
Idaho--0.9%                               Idaho Student Loan Fund, Student Loan Revenue Bonds
                                          (Marketing Association, Inc.), AMT:
                NR*      NR*    $  2,635     Series B, 6.60% due 10/01/2006                                     $  2,662
                NR*      Aa        1,335     Sub-Series 1, 6.80% due 10/01/2006                                    1,402

Illinois--      AAA      Aaa       7,000  Chicago, Illinois, Refunding, Series B, 5.125% due 1/01/2025 (h)         6,317
3.4%            A+       A1        3,645  Illinois Educational Facilities Authority, Revenue Refunding
                                          Bonds (Loyola University--Chicago), Series A, 7.125% due 7/01/2021       3,936
                NR*      Aaa       6,000  Illinois Student Assistance Commission, Student Loan Revenue
                                          Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015                        6,245

Indiana--5.1%   A        NR*       2,675  Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                          Program), Series A, 6.75% due 2/01/2017                                  2,944
                NR*      A         2,200  Indiana Health Facility Financing Authority, Hospital Revenue
                                          Refunding Bonds (Methodist Hospitals Inc.), 6.75% due 9/15/2009          2,353
                                          Indianapolis, Indiana, Local Public Improvement Bond Bank:
                AAA      Aaa       8,000     Refunding, Series A, 5% due 1/01/2017 (i)                             7,280
                A+       NR*       5,800     Refunding, Series D, 6.75% due 2/01/2020                              6,229
                NR*      Aaa       5,000     Series C, 6.70% due 1/01/2002 (f)                                     5,462

Kentucky--      NR*      NR*       3,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
0.7%                                      (TJ International Project), AMT, 7% due 6/01/2024                        3,103

Louisiana--     NR*      Baa2      5,000  Lake Charles, Louisiana, Harbor and Terminal District, Port
1.2%                                      Facilities Revenue Refunding Bonds (Trunkline LNG Company
                                          Project), 7.75% due 8/15/2022                                            5,649

Massachusetts   BBB+     Baa2      2,000  Massachusetts Municipal Wholesale Electric Company, Power
--4.1%                                    Supply System Revenue Refunding Bonds, Series A, 6.75%
                                          due 7/01/2011                                                            2,125
                AAA      Aaa       5,000  Massachusetts State, HFA (Residential Development), Series A,
                                          6.875% due 11/15/2011 (d)                                                5,329
                                          Massachusetts State Health and Educational Facilities Authority,
                                          Revenue Refunding Bonds:
                AA       Aa2       2,500     (Daughters of Charity), Series D, 6.10% due 7/01/2014                 2,569
                A-       NR*       3,500     (Melrose-Wakefield Hospital), Series B, 6.375% due 7/01/2016          3,590
                NR*      B2        2,640     (New England Memorial Hospital), Series B, 6% due 7/01/2008           2,202
                NR*      B2        4,590     (New England Memorial Hospital), Series B, 6.125%
                                             due 7/01/2013                                                         3,736

Michigan--      AAA      Aaa       3,585  Detroit, Michigan, Sewage Disposal Revenue Refunding Bonds,
2.8%                                      Series B, 5.25% due 7/01/2021 (c)                                        3,326
                AAA      Aaa      11,000  Detroit--Wayne County, Michigan, Stadium Authority, 5.25%
                                          due 2/01/2027 (h)                                                       10,175

Minnesota--     NR*      Aa3       3,000  Duluth, Minnesota, Seaway Port Authority, Industrial
0.7%                                      Development Dock and Wharf Revenue Refunding Bonds
                                          (Cargill Inc. Project), Series B, 6.80% due 5/01/2012                    3,259

Mississippi--   A        A2        6,000  Lowndes County, Mississippi, Solid Waste Disposal, PCR,
1.4%                                      Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                          due 4/01/2022                                                            6,673

New Hampshire   NR*      Aa        5,240  New Hampshire State, HFA, S/F Mortgage Acquisition Revenue
--1.1%                                    Bonds, AMT, Series G, 6.30% due 1/01/2026                                5,259

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
<CAPION>
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                      Issue                                            (Note 1a)
New Jersey--    AAA      Aaa    $  5,000  Cape May County, New Jersey, Industrial Pollution Control
3.3%                                      Financing Authority, Revenue Refunding Bonds (Atlantic City
                                          Electric Company Project), Series B, 7% due 11/01/2029 (c)            $  5,542
                AAA      Aaa       2,630  New Jersey EDA, Revenue Bonds (Clara Maass Health System),
                                          5% due 7/01/2016 (i)                                                     2,423
                AAA      Aaa       3,270  New Jersey Health Care Facilities, Financing Authority, Revenue
                                          Refunding Bonds (Shoreline Behavioral Health), 5.50%
                                          due 7/01/2027 (c)                                                        3,149
                                          New Jersey State Educational Facilities Authority Revenue Bonds:
                AAA      Aaa       1,900     Refunding (University of Medicine and Dentistry), Series B,
                                             5.25% due 12/01/2021 (b)                                              1,788
                AAA      Aaa       2,500     (Trenton State College), Series A, 5.10% due 7/01/2021 (c)            2,310

New Mexico--    A        A2        5,000  Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
1.5%                                      Corporation Project), 6.50% due 4/01/2013                                5,254
                AAA      Aaa       1,825  Los Alamos County, New Mexico, Utility System Revenue
                                          Refunding Bonds, Series A, 6% due 7/01/2015 (i)                          1,869

New York--      AAA      Aaa       5,000  Metropolitan Transportation Authority, New York, Dedicated Tax
11.1%                                     Fund, Series A, 5.25% due 4/01/2026 (c)                                  4,656
                                          New York City, New York, GO, UT:
                BBB+     Baa1     14,000     Refunding, Series J, 6% due 8/01/2017                                13,741
                BBB+     Baa1      5,150     Series H, 7% due 2/01/2021                                            5,444
                                          New York City, New York, IDA, Civic Facilities Revenue Bonds
                                          (New York Blood Center Inc. Project) (f):
                NR*      NR*       2,000     7.20% due 5/01/2004                                                   2,250
                NR*      NR*       3,250     7.25% due 5/01/2004                                                   3,665
                BBB+     Baa1      5,000  New York State Dormitory Authority Revenue Bonds (State
                                          University Educational Facilities), 5.50% due 5/15/2026                  4,626
                A        Aa        7,500  New York State Environmental Facilities Corporation, PCR
                                          (State Water Revolving Fund), Series E, 6.50% due 6/15/2014              7,935
                A        Aaa       5,000  New York State Local Government Assistance Corporation,
                                          Series A, 6.875% due 4/01/2002 (f)                                       5,529
                BBB+     Baa1      3,615  New York State Medical Care Facilities Finance Agency
                                          Revenue Bonds (Mental Health Services Facilities Improvement),
                                          Series B, 7.875% due 8/15/2020                                           4,001

North           A        A2       14,750  Martin County, North Carolina, Industrial Facilities and Pollution
Carolina--                                Control Financing Authority, Solid Waste Disposal Revenue Bonds
3.3%                                      (Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                        15,855

Ohio--1.4%      A-1      NR*         200  Cincinnati and Hamilton Counties, Ohio, Port Authority, IDR
                                          (Multi-Color Corporation Project), VRDN, 4.50% due 11/01/2000 (a)          200
                AA-      Aa3       6,500  Ohio State Air Quality Development Authority, Revenue
                                          Refunding Bonds (Dayton Power and Light Project), Series B,
                                          6.40% due 8/15/2027                                                      6,762

Oklahoma--      BB+      Baa2      5,000  Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
1.1%                                      Bonds (American Airlines Project), 6.25% due 6/01/2020                   5,017

Oregon--3.5%    AAA      Aaa         500  Chemeketa, Oregon, Community College District, UT, 5.95%
                                          due 6/01/2016 (h)                                                          511
                NR*      Aaa       1,000  Klamath County, Oregon, UT, Series A, 5.25% due 6/01/2010 (h)              991
                                          Oregon Health Sciences, University Revenue Bonds, Series A (c):
                AAA      Aaa       1,000     5.25% due 7/01/2025                                                     937
                AAA      Aaa      12,450     5.25% due 7/01/2028                                                  11,619
                AAA      Aaa       1,635  Oregon State Department of Administrative Services, COP,
                                          Series B, 5.50% due 11/01/2011 (c)                                       1,632
                AAA      Aaa       3,880  Portland, Oregon, Arena Gas Tax Revenue Bonds (Deferred
                                          Interest), 6.25% due 6/01/2018 (i)**                                     1,101




SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
<CAPION>
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                      Issue                                            (Note 1a)
Pennsylvania    AAA      Aaa    $  4,750  Lehigh County, Pennsylvania, IDA, PCR, Refunding
--5.3%                                    (Pennsylvania Power and Light Company Project), Series A,
                                          6.40% due 11/01/2021 (c)                                              $  4,965
                AAA      Aaa       5,000  Pennsylvania HFA, Refunding (Rental Housing), 6.50%
                                          due 7/01/2023 (d)                                                        5,143
                AA+      Aa        5,000  Pennsylvania HFA, S/F Mortgage, Series 34A, 6.85% due 4/01/2016          5,261
                AAA      Aaa      10,000  Philadelphia, Pennsylvania, GO, UT, 5% due 5/15/2025 (c)                 8,936
                AAA      Aaa       1,000  Philadelphia, Pennsylvania, School District, Series B, 5.50%
                                          due 9/01/2025 (b)                                                          953

Rhode Island                              Rhode Island Depositors Economic Protection Corporation,
--0.6%                                    Special Obligation Refunding Bonds, Series A (g):
                A-       Baa1      1,880     5.75% due 8/01/2021                                                   1,897
                A-       Baa1      1,120     5.75% due 8/01/2021                                                   1,113

South           A-       A1        5,765  Berkeley County, South Carolina, Pollution Control Facilities
Carolina--                                Revenue Bonds (South Carolina Electric and Gas Company),
4.6%                                      6.50% due 10/01/2014                                                     6,178
                A        A1        4,150  Fairfield County, South Carolina, PCR (South Carolina Electric
                                          and Gas Company), 6.50% due 9/01/2014                                    4,445
                AA-      Aa3       1,000  Florence County, South Carolina, Pollution Control Facilities
                                          Revenue Bonds (E.I. du Pont), Series A, 6.35% due 7/01/2022              1,056
                A-       A1        7,000  Richland County, South Carolina, PCR, Refunding (Union Camp
                                          Corporation Project), Series C, 6.55% due 11/01/2020                     7,417
                NR*      NR*       2,500  Spartanburg County, South Carolina, Solid Waste Disposal
                                          Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                          due 11/01/2024                                                           2,717

South Dakota    AAA      Aa1       9,975  South Dakota HDA, Homeownership Mortgage, Series B, 7.10%
--2.2%                                    due 5/01/2017                                                           10,421

Tennessee--     BBB      Baa1      5,000  McMinn County, Tennessee, IDB, Solid Waste Recycling Facility
1.1%                                      Revenue Bonds (Calhoun Newsprint--Bowater), AMT, 7.40%
                                          due 12/01/2022                                                           5,372

Texas--5.3%                               Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds:
                BBB      Baa1      4,200     (Champion International Corporation), AMT, 7.375%
                                             due 10/01/2025                                                        4,498
                AAA      Aaa       1,600     Refunding (Houston Light and Power Company), Series A,
                                             6.375% due 4/01/2012 (c)                                              1,697
                                          Harris County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Bonds:
                A-       A2        5,860     (Memorial Hospital Systems Project), Series A, 6.625%
                                             due 6/01/2004 (f)                                                     6,479
                AAA      Aaa       4,000     RITR, Series 12, 8.32% due 10/01/2024 (c)(e)                          4,350
                A-       Baa1      1,500  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                          Semiconductor), AMT, 6.375% due 4/01/2027                                1,510
                BBB      NR*       1,600  Midland County, Texas, Hospital District Revenue Bonds
                                          (Midland Memorial Hospital), 7.50% due 6/01/2016                         1,705
                                          Tarrant County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Refunding and Improvement Bonds
                                          (Fort Worth Osteopathic):
                BBB      Baa       1,950     7% due 5/15/2003 (f)                                                  2,178
                BBB      Baa       1,935     7% due 5/15/2028                                                      2,023



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
<CAPION>
                 S&P     Moody's   Face                                                                          Value
State           Ratings  Ratings  Amount                      Issue                                            (Note 1a)
Utah--3.5%      A+       A1     $  5,000  Intermountain Power Agency, Utah, Power Supply Revenue
                                          Refunding Bonds, Series D, 5% due 7/01/2021                           $  4,430
                AA       Aa        7,200  Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                          (IHC Hospitals Inc.), 6.25% due 2/15/2023                                7,313
                AAA      Aaa       5,000  Utah State Board of Regents, Student Loan Revenue Bonds, AMT,
                                          Series H, 6.70% due 11/01/2015 (b)                                       5,197

Virginia--      AA       Aa3       6,600  Chesapeake, Virginia, Water and Sewer, UT, Series A, 5% due
4.0%                                      12/01/2025                                                               5,952
                AAA      Aaa       2,250  Hanover County, Virginia, Water and Sewer System Revenue Bonds,
                                          5.25% due 2/01/2026 (c)                                                  2,092
                AAA      Aaa       5,250  Loudoun County, Virginia, Sanitation Authority, Water and Sewer
                                          Revenue Refunding Bonds, 5.125% due 1/01/2030 (h)                        4,768
                AAA      NR*       1,000  Prince William County, Virginia, IDA, Revenue Refunding Bonds
                                          (Potomac Place), Series A, 6.25% due 12/20/2027 (j)                      1,005
                AA+      Aa1       5,025  Virginia State, HDA, Commonwealth Mortgage, Series J,
                                          Sub-Series J-2, 6.65% due 7/01/2014                                      5,306

Washington--    AA-      Aaa       6,250  Lewis County, Washington, Public Utility District No. 1
3.7%                                      Revenue Bonds (Cowlitz Falls Hydroelectric Project), 7%
                                          due 10/01/2001 (f)                                                       6,906
                AA-      Aa1      10,000  Washington State Public Power Supply System, Revenue
                                          Refunding Bonds (Nuclear Project No. 1), Series A, 6.50%
                                          due 7/01/2015                                                           10,352

Wisconsin--     NR*      A2        5,300  Wisconsin State Health and Educational Facilities Authority
1.7%                                      Revenue Bonds (Mercy Hospital of Janesville Inc.), 6.50%
                                          due 8/15/2011                                                            5,410
                AA       Aa2       2,800  Wisconsin State Housing and Economic Development Authority,
                                          Home Ownership Revenue Refunding Bonds, AMT, Series B,
                                          6.25% due 9/01/2027                                                      2,802

Puerto Rico--   AAA      Aaa       5,250  Puerto Rico Commonwealth, GO, UT, 7% due 7/01/2010 (b)                   6,055
2.4%            AAA      Aaa       5,300  Puerto Rico Municipal Finance Agency, UT, Series A, 5.50%
                                          due 7/01/2021 (i)                                                        5,148

Total Investments (Cost--$441,573)--96.4%                                                                        456,496

Other Assets Less Liabilities--3.6%                                                                               17,239
                                                                                                                --------
Net Assets--100.0%                                                                                              $473,735
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FNMA Collateralized.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(f)Prerefunded.
(g)Escrowed to Maturity.
(h)FGIC Insured.
(i)FSA Insured.
(j)GNMA Collateralized.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$441,573,014) (Note 1a)                         $456,495,609
                    Cash                                                                                         111,218
                    Receivables:
                      Securities sold                                                      $ 20,484,743
                      Interest                                                                7,583,859       28,068,602
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       4,716
                    Prepaid expenses and other assets                                                             56,737
                                                                                                            ------------
                    Total assets                                                                             484,736,882
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   10,280,262
                      Dividends to shareholders (Note 1f)                                       420,565
                      Investment adviser (Note 2)                                               193,052       10,893,879
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       108,151
                                                                                                            ------------
                    Total liabilities                                                                         11,002,030
                                                                                                            ------------

Net Assets:         Net assets                                                                              $473,734,852
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $150,000,000
                      Common Stock, par value $.10 per share (22,070,885 shares issued
                      and outstanding)                                                     $  2,207,089
                    Paid-in capital in excess of par                                        307,412,636
                    Undistributed investment income--net                                      3,264,447
                    Accumulated realized capital losses on investments--net                  (4,071,915)
                    Unrealized appreciation on investments--net                              14,922,595
                                                                                           ------------
                    Total--Equivalent to $14.67 net asset value per share of Common
                    Stock (market price--$13.75)                                                             323,734,852
                                                                                                            ------------
                    Total capital                                                                           $473,734,852
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations

                                                                                                      For the Six Months
                                                                                                    Ended April 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                $ 14,165,478
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,182,730
                    Commission fees (Note 4)                                                    188,920
                    Accounting services (Note 2)                                                 40,941
                    Transfer agent fees                                                          39,778
                    Professional fees                                                            39,719
                    Printing and shareholder reports                                             19,239
                    Listing fees                                                                 16,739
                    Custodian fees                                                               14,015
                    Directors' fees and expenses                                                 11,106
                    Pricing fees                                                                  7,274
                    Amortization of organization expenses (Note 1e)                               2,301
                    Other                                                                        14,808
                                                                                           ------------
                    Total expenses                                                                             1,577,570
                                                                                                            ------------
                    Investment income--net                                                                    12,587,908
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,056,249
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (5,096,611)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  9,547,546
(Notes 1b, 1d                                                                                               ============
& 3):


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             April 30,       October 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                                 $ 12,587,908     $ 25,465,715
                    Realized gain on investments--net                                         2,056,249        2,563,664
                    Change in unrealized appreciation on investments--net                    (5,096,611)       2,424,096
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,547,546       30,453,475
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (10,126,762)     (20,195,323)
Shareholders          Preferred Stock                                                        (2,596,620)      (5,409,880)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                             (764,403)              --
                      Preferred Stock                                                          (206,200)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (13,693,985)     (25,605,203)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (4,146,439)       4,848,272
                    Beginning of period                                                     477,881,291      473,033,019
                                                                                           ------------     ------------
                    End of period*                                                         $473,734,852     $477,881,291
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,264,447     $  3,399,921
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       April 30,      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  14.86   $  14.64  $  13.20  $  16.27   $  13.58
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .58       1.16      1.16      1.18       1.21
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.15)       .23      1.53     (2.68)      2.75
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .43       1.39      2.69     (1.50)      3.96
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.46)      (.92)     (.89)     (.96)     (1.07)
                      Realized gain on investments--net                   (.03)        --      (.10)     (.37)        --
                      In excess of realized gain on
                      investments--net                                      --         --        --++      --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.49)      (.92)     (.99)    (1.33)     (1.07)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.12)      (.25)     (.25)     (.16)      (.20)
                        Realized gain on investments--net                 (.01)        --      (.01)     (.08)        --
                        In excess of realized gain on
                        investments--net                                    --         --        --++      --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.25)     (.26)     (.24)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.67   $  14.86  $  14.64  $  13.20   $  16.27
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  13.75   $  13.50  $ 12.625  $ 11.125   $  15.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      5.59%+++  14.50%    23.09%   (20.99%)    16.82%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.35%+++   8.68%    20.30%   (10.68%)    28.67%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .67%*      .67%      .68%      .69%       .57%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .67%*      .67%      .68%      .69%       .61%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.32%*     5.36%     5.63%     5.46%      5.49%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $323,735   $327,881  $323,033  $291,338   $359,020
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $150,000   $150,000  $150,000  $150,000   $150,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  91.52%     95.49%    79.27%    47.42%     81.12%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,158   $  3,186  $  3,154  $  2,942   $  3,393
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    442   $    897  $    885  $    564   $    760
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    441   $    899  $    942  $    564   $    811
Outstanding:++++++                                                    ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    415   $    910  $    934  $    600   $    640
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $427,966,490 and $451,414,228, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                                    Realized      Unrealized
                                      Gains         Gains

Long-term investments             $ 2,056,249    $14,922,595
                                  -----------    -----------
Total                             $ 2,056,249    $14,922,595
                                  ===========    ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $14,922,595, of which $16,588,515 related to appreciated securities and $1,665,920 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $441,573,014.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 22,070,885. At April 30, 1997, total paid-in capital amounted to $309,619,725.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.80%; Series B, 3.75%; and Series C, 4.15%.

As of April 30, 1997, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $73,550 as commissions.

5. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074042 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MQT